File Nos. 333-34474
811-09891

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 10	[X] [__] [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 10	[X] [X]

(Check appropriate box or boxes.)

DREYFUS PREMIER OPPORTUNITY FUNDS
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:

Lewis G. Cole, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

X	on December 25, 2001 pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (DATE) pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (DATE) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

DREYFUS PREMIER MICRO-CAP GROWTH FUND

Seeks capital appreciation
by investing in micro-cap growth companies

PROSPECTUS DECEMBER 28, 2001

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these
securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Contents

The Fund

Goal/Approach Main Risks Past Performance Expenses Management Financial Highlights Your Investment	1 2 3 4 5 7

Account Policies Distributions and Taxes Services for Fund Investors Instructions for Regular Accounts Instructions for IRAs For More Information	8 11 12 13 14

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Dreyfus Premier Micro-Cap Growth Fund

Ticker Symbols CLASS A: DPMGX CLASS B: DMCGX CLASS C: DMCCX CLASS T: N/A

The Fund

GOAL/APPROACH

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in stocks of micro-cap companies which are characterized as “growth” companies. Micro-cap companies typically are small and relatively unknown companies. The fund also may invest in companies with larger market capitalizations if the portfolio managers believe they represent better prospects for capital appreciation. In addition, the fund is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund may also invest in securities issued by exchange-traded investment companies which are designed to provide investment results corresponding to an equity index.

The portfolio managers seek investment opportunities for the fund in companies with fundamental strengths that indicate the potential for growth in earnings per share. The portfolio managers focus on individual stock selection, building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The fund seeks to invest in micro-cap companies that the portfolio managers believe display one or more of the following characteristics:

* * * * * *	strong, entrepreneurial management team

competitive industry position

focused business plan

positive change in management, product or market opportunities strong business prospects

the ability to benefit from changes in technology, regulations and industry sector trends

Although the fund looks for companies with the potential for strong earnings growth rates, some of the fund’s investments may be in companies that are experiencing losses.

The fund currently intends to close to new investors, and existing shareholders will not be able to add to their accounts (other than reinvesting dividend and capital gain distributions), after the fund reaches total assets of approximately $300 million. The fund reserves the right to reopen to investors at any time.

Concepts to understand

Micro-Cap Companies: generally, those companies that, at the time of initial purchase, have market capitalizations of less than $500 million. This range may fluctuate depending on changes in the value of the stock market as a whole.

Growth Companies: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

INITIAL PUBLIC OFFERINGS (IPOS): a company's first offering of stock to the public.

The Fund

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment will go up and down, sometimes dramatically, which means that you could lose money.

Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities at an acceptable price, especially in periods of market volatility. Also, it may take a long time before the fund realizes a gain, if any, on an investment in a micro-cap company.

The fund may also purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund’s asset base increases, IPOs often have a diminished effect on the fund’s performance.

Exchange-traded funds in which the fund invests involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the exchange-traded fund. Moreover, an exchange-traded fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the exchange-traded fund and the index with respect to the weighting of securities or the number of stocks held. Investing in exchange-traded funds, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.

Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain industry sectors than to others, the fund’s performance may be more sensitive to developments which affect those sectors emphasized by the fund.

Any foreign securities purchased by the fund include special risks, such as exposure to currency fluctuations, changing political climate, lack of comprehensive company information and potentially less liquidity.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The fund has agreed to pay its investment adviser a performance fee based on the fund’s performance compared to that of the Russell 2000 Growth Index. As described below, the fund could pay the maximum management fee even though both the fund’s share price and the index decline.

PAST PERFORMANCE

Since the fund has less than one full calendar year of performance, past performance information is not included in this part of the prospectus.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                    CLASS A    CLASS B    CLASS C   CLASS T
------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                              5.75       NONE       NONE      4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                   NONE*      4.00       1.00       NONE*
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees**                                                     1.25       1.25       1.25      1.25

Rule 12b-1 fee                                                        NONE        .75        .75       .25

Shareholder services fee                                               .25        .25        .25       .25

Other expenses                                                         .63        .65        .62       .69
------------------------------------------------------------------------------------------------------------

TOTAL                                                                 2.13       2.90       2.87      2.44

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE OR, FOR CLASS A, THROUGH A "WRAP ACCOUNT" OR SIMILAR PROGRAM, AS DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION, MAY BE CHARGED A CDSC OF 1% IF SOLD WITHIN ONE YEAR.

** THE BASIC MANAGEMENT FEE IS 1.25% BUT, BEGINNING DECEMBER 1, 2001, IT MAY VARY FROM 0.45% TO 2.05% DEPENDING ON THE FUND'S PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX.

Expense example

                                  1 Year        3 Years            5 Years              10 Years
---------------------------------------------------------------------------------------------------

CLASS A                           $779          $1,204             $1,653               $2,895

CLASS B
WITH REDEMPTION                   $693          $1,198             $1,728               $2,875***

WITHOUT REDEMPTION                $293          $898               $1,528               $2,875***

CLASS C
WITH REDEMPTION                   $390          $889               $1,513               $3,195
WITHOUT REDEMPTION                $290          $889               $1,513               $3,195

CLASS T                           $686          $1,176             $1,692               $3,101

*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

Management Fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 Fee: the fee paid to the fund’s distributor to finance the sale and distribution of Class B, Class C and Class T shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Fee: the fee paid to the fund's distributor for providing shareholder services.

Other Expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $181 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $547 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC (Founders), to serve as the fund’s sub-investment adviser. Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies, have been offering tools to help investors pursue their financial goals since 1938. As of September 30, 2001, Founders managed mutual funds and other client accounts having aggregate assets of approximately $4.3 billion.

The fund has agreed to pay Dreyfus a performance-based fee, so that if the fund’s performance is greater than that of the Russell 2000 Growth Index, Dreyfus earns more, and if it is less than that of the index, Dreyfus earns less. For the first year after the fund began its operations, the fee was fixed at 1.25% (the basic fee) and did not have a performance adjustment. Beginning December 1, 2001, if the performance of the class of shares expected to bear the highest total fund operating expenses (the measuring class) exceeds the index, Dreyfus will get paid up to 0.80% more each year (and could get paid up to 0.80% less if performance lags). The minimum annual management fee payable to Dreyfus is 0.45% of the fund’s average daily net assets. The table below shows what the adjustments could be.

   RCENTAGE-POINT DIFFERENCE*
    BETWEEN PERFORMANCE OF
   HE MEASURING CLASS SHARES             ADJUSTMENT TO                ANNUAL FEE RATE
        AND THE INDEX**                 1.25% BASIC FEE                AS ADJUSTED
---------------------------------------------------------------------------------------------

              +8                             +.80%                        2.05%

              +7                             +.70%                        1.95%

              +6                             +.60%                        1.85%

              +5                             +.50%                        1.75%

              +4                             +.40%                        1.65%

              +3                             +.30%                        1.55%

              +2                             +.20%                        1.45%

              +1                             +.10%                        1.35%

               0                                0                         1.25%

              -1                             -.10%                        1.15%

              -2                             -.20%                        1.05%

              -3                             -.30%                         .95%

              -4                             -.40%                         .85%

              -5                             -.50%                         .75%

              -6                             -.60%                         .65%

              -7                             -.70%                         .55%

              -8                             -.80%                         .45%

* FRACTIONS OF A PERCENTAGE POINT WILL BE ROUNDED TO THE NEARER WHOLE POINT (TO THE HIGHER WHOLE POINT IF EXACTLY ONE-HALF).

** MEASURED OVER THE PERFORMANCE PERIOD, WHICH, BEGINNING DECEMBER 1, 2001, IS THE PERIOD FROM DECEMBER 1, 2000 TO THE MOST RECENT MONTH-END UNTIL NOVEMBER 30, 2003, AT WHICH TIME THE PERFORMANCE PERIOD WILL BECOME A ROLLING 36-MONTH PERIOD ENDING WITH THE MOST RECENT CALENDAR MONTH. DURING THE FIRST TWELVE MONTHS OF OPERATIONS, THE FUND PAID DREYFUS THE BASIC FEE OF 1.25% OF THE FUND’S AVERAGE DAILY NET ASSETS WITH NO PERFORMANCE ADJUSTMENT.

The Fund

MANAGEMENT (CONTINUED)

Since the adjustment to the basic fee is based on the comparative performance of the measuring class shares against the index, the controlling factor is not whether the performance of the measuring class shares is up or down, but whether that performance is up or down more than or less than that of the index. In addition, the relative performance of the measuring class shares against the index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

The fund's primary portfolio managers are Robert T. Ammann, C.F.A. and Kevin S. Sonnett, C.F.A. They have been the fund's primary portfolio managers since its inception. Mr. Ammann has been employed by Founders since 1993. He is a vice president of investments and a portfolio manager at Founders. Mr. Sonnett has been employed by Founders since February 1997. He is a vice president of investments and a portfolio manager at Founders. From 1995 to February 1997, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association.

The fund, Dreyfus, Founders and Dreyfus Service Corporation (the fund’s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Each code’s primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.

Concepts to understand

Russell 2000 Growth Index: measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The following table describes the performance of each share class for the period from November 27, 2000 (commencement of operations) to September 30, 2001. Certain information reflects financial results for a single fund share. “Total return” shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

                                                                PERIOD ENDED SEPTEMBER 30, 2001

                                                              CLASS A   CLASS B     CLASS C    CLASS T
                                                              SHARES    SHARES      SHARES     SHARES
---------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                          12.50     12.50       12.50      12.50

 Investment operations: Investment (loss) -- net(1)             (.15)     (.23)       (.22)      (.18)

                        Net realized and unrealized gain
                        (loss) on investments                  (.57)     (.57)       (.58)      (.57)

 Total from investment operations                              (.72)     (.80)       (.80)      (.75)

 Net asset value, end of period                                11.78     11.70       11.70      11.75

  Total return (%)(2,3)                                        (5.76)    (6.40)      (6.40)     (6.00)
----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(3)                 1.80      2.44        2.42       2.06

 Ratio of net investment (loss)
 to average net assets (%)(3)                                 (1.12)    (1.76)      (1.74)     (1.38)

 Portfolio turnover rate (%)(3)                               188.42    188.42      188.42     188.42
----------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                        10,636     9,762       8,945        366

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

The Fund

Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it may be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

*	CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

*	CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

*	CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

*	CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon (because Class A has lower expenses than Class T, if you invest $1 million or more in the fund, you should consider buying Class A shares)

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                  Sales charge                      Sales charge
                                  deducted as a %                   as a % of your
Your investment                   of offering price                 net investment
--------------------------------------------------------------------------------------------------------
                                  Class               Class         Class               Class
                                  A                   T             A                   T
--------------------------------------------------------------------------------------------------------

Up to $49,999                     5.75%               4.50%         6.10%               4.70%

$50,000 -- $99,999                4.50%               4.00%         4.70%               4.20%

$100,000 -- $249,999              3.50%               3.00%         3.60%               3.10%

$250,000 -- $499,999              2.50%               2.00%         2.60%               2.00%

$500,000 -- $999,999              2.00%               1.50%         2.00%               1.50%

$1 million or more*               0.00%               0.00%         0.00%               0.00%
*	A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment). In addition, a 1.00% CDSC may be charged on Class A shares purchased without an initial sales charge through a "wrap account" or similar program and sold within one year of purchase.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. The fund’s investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund’s board. Because the fund currently intends to close to additional investment after it reaches total assets of approximately $300 million, fund shares are not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require regular continuing investments.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net Asset Value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:

* if you send a written request to sell shares recently purchased by check or Dreyfus TeleTransfer, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check or Dreyfus TeleTransfer

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

*	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

*	refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

*	refuse any purchase or exchange request in excess of 1% of the fund's total assets

*	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*	change its minimum investment amounts

*	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a “redemption in kind” -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund’s assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are taxable at the federal level as follows:

Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table above also can provide a guide for potential tax liability when selling or exchanging fund shares. “Short-term capital gains” applies to fund shares sold or exchanged up to 12 months after buying them. “Long-term capital gains” applies to shares sold or exchanged after 12 months; the lower rate applies to shares held for more than five years and, for the 28% or above tax rate bracket, purchased after December 31, 2000.

Your Investment

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for IRA accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

          TO OPEN AN ACCOUNT

                     In Writing

           Complete the application.

Mail your application and a check to: Name of Fund P.O. Box 9268, Boston, MA 02205-8502 Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 9268, Boston, MA 02205-8502 Attn: Institutional Processing

                     By Telephone

          WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* * * * * * *	ABA# 021000018 DDA# 8900404191 the fund name the share class your Social Security or tax ID number name(s) of investor(s) dealer number if applicable

          Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* * * * * * *	ABA# 021000018 DDA# 8900404191 the fund name the share class your account number name(s) of investor(s) dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert “1111” before your account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

          Automatically

TO SELL SHARES

Write a letter of instruction that includes:

* * * * * *	your name(s) and signature(s) your account number the fund name the dollar amount you want to sell the share class how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9268, Boston, MA 02205-8502 Attn: Institutional Processing

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

Wire Transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic Check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment

INSTRUCTIONS FOR IRAS

          TO OPEN AN ACCOUNT

                     In Writing

          Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to: The Dreyfus Trust Company, Custodian P.O. Box 9552, Boston, MA 02205-8568 Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 9552, Boston, MA 02205-8568 Attn: Institutional Processing

                     By Telephone

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* * * * * * *	ABA# 021000018 DDA# 8900404191 the fund name the share class * your account number name of investor the contribution year dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert “1111” before your account number.

                     Automatically

TO SELL SHARES

Write a letter of instruction that includes:

* * * * * *	your name and signature

your account number and fund name

the dollar amount you want to sell

how and where to send the proceeds

whether the distribution is qualified or premature

whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Trust Company P.O. Box 9552, Boston, MA 02205-8568 Attn: Institutional Processing

SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

[Application page 1]

[Application page 2]

NOTES

For More Information

Dreyfus Premier Micro-Cap Growth Fund

A series of Dreyfus Premier Opportunity Funds

SEC file number: 811-9891

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
534P1201

DREYFUS FINANCIAL SERVICES FUND

Seeks long-term capital appreciation
by investing in companies
in the financial services sectors

PROSPECTUS DECEMBER 28, 2001

DREYFUS [LOGO]

As with all mutual funds the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                                                        CONTENTS

                                         THE FUND
--------------------------------------------------------------------------------

What every investor should know about    Goal/Approach
the fund
                                         Main Risks

                                         Past Performance

                                         Expenses

                                         Management

                                         Financial Highlights

                                         YOUR INVESTMENT
--------------------------------------------------------------------------------

Information for managing your fund       Account Policies
account
                                         Distributions and Taxes

                                         Services for Fund Investors

                                         Instructions for Regular Accounts

                                         Instructions for IRAs

                                         FOR MORE INFORMATION
--------------------------------------------------------------------------------

Where to learn more about this and       Back Cover
other Dreyfus funds
Dreyfus Financial Services Fund	THE FUND

Ticker Symbol: N/A

[ICON]           GOAL/APPROACH

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies in the financial services and financial services related sectors. These companies may include, for example, commercial banks, savings and loan associations, securities/brokerage firms, insurance companies, real estate-related companies, consumer and commercial finance companies, and financial technology and processing companies. There are no prescribed limits on the weightings of securities in any particular financial services sector or in any individual company and the fund may invest in companies of any market capitalization. The fund will invest primarily in equity securities of U.S.-based companies, but may invest up to 35% of its total assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including to a limited extent those purchased in initial public offerings. From time to time, the fund may invest in fixed income securities of financial services companies and U.S. Government securities.

In choosing stocks, the fund first analyzes the financial services sectors, focusing on key macroeconomic, demographic and market trends to determine which sectors are likely to fare best within a particular environment. Based on this analysis, the fund may overweight or underweight certain financial services sectors. Using fundamental analysis, the fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity. The fund will look for companies with attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth. The fund will invest in a combination of growth and value stocks and typically will maintain exposure to the major financial services sectors.

The fund typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance. The fund also may sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

[Side Bar]

Concepts to understand

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks have relatively higher price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

[ICON]           MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment will go up and down, sometimes dramatically, which means that you could lose money.

Because the fund's investments are concentrated in the financial services and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. Financial services companies are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability may be dependent largely on the availability and cost of capital funds and the rate of corporate and consumer debt defaults. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Financial services companies also are subject to intense competition. The securities of financial services companies also tend to be more vulnerable to interest rate fluctuations and rapidly rising inflation.

Securities of companies within specific financial services sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain financial services sectors than others, the fund's performance may be more sensitive to developments which affect those sectors emphasized by the fund.

By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, stock prices of growth companies may fall sharply even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

Any foreign securities purchased by the fund include special risks, such as exposure to currency fluctuations, changing political climate, lack of comprehensive company information and potentially less liquidity.

Small and midsize companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse affect on the pricing of these securities and on the fund's ability to sell these securities when the manager deems it appropriate. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, anticipate future products, services or events whose delay could cause the stock price to drop.

The fund also may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on the fund's performance.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

[Side Bar]

Other potential risks

At times, the fund may invest in certain derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation that the security's price will go down. While used primarily to hedge the fund's portfolio and to seek increased returns, such strategies can increase the fund's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

The fund can buy securities with borrowed money (a form of leveraging), which could have the effect of magnifying the fund's gains or losses.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[ICON]           PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

[Left Side Bar]

What this fund is and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]           EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

__________

Fee table

Shareholder transaction fees % of transaction amount

Maximum redemption fee charged only when selling shares you have owned for less than 30 days	1.00%

Annual fund operating expenses as a % of average daily net assets Management fees Shareholder services fee Other expenses	0.80% 0.25% 0.15%

Total	1.20%

__________

Expense example

1 Year	3 Years

$122	$381

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Left Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: estimated fees to be paid by the fund for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees. Actual expenses may be greater or less than the amount listed in the fee table at right.

[ICON]           MANAGEMENT

The fund's investment adviser is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes, with more than $181 billion in over 190 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of 0.80% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $547 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The fund's primary portfolio managers are Steven A. Gavios and Stephanie J. Maltz. They have been the fund's primary portfolio managers since its inception. Mr. Gavios joined Dreyfus in April 1998 as a senior managing analyst in its equity research department. Prior to joining Dreyfus, he was a managing director and senior insurance analyst at Bear, Stearns & Co. Inc. Ms. Maltz joined Dreyfus in March 1997 as a senior managing analyst in its equity research department. Prior to joining Dreyfus, she was a financial services officer at Merrill Lynch Pierce Fenner & Smith.

The fund, Dreyfus, and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[ICON]           FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

YOUR INVESTMENT

[ICON]           ACCOUNT POLICIES

__________

Buying Shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Minimum investments

                         Initial                        Additional
--------------------------------------------------------------------------------

Regular accounts         $2,500                         $100; $500
                                           for Dreyfus TeleTransfer investments
Traditional IRAs           $750                         no minimum
Spousal IRAs               $750                         no minimum
Roth IRAs                  $750                         no minimum
Education IRAs             $500                         no minimum
                                                   after the first year
Dreyfus automatic          $100                            $100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[Left Side Bar]

Concepts to Understand

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
•	the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone

Proceeds                 Minimum             Maximum
sent by
-----------------------------------------------------------------------------------

Check                    no minimum          $250,000 per day

Wire                     $1,000              $500,000 for joint accounts
                                             every 30 days

Dreyfus TeleTransfer     $500                $500,000 for joint accounts
                                             every 30 days

General Policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

The fund reserves the right to:

•	refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

•	refuse any purchase or exchange request in excess of 1% of the fund's total assets

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

[Left Side Bar]

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

[ICON]           DISTRIBUTIONS AND TAXES

The fund usually pays its shareholders dividends from its net investment income, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are taxable at the federal level as follows:

Taxability of distributions

                              Tax rate for             Tax rate for
Type of distribution          15% bracket              28% bracket or above
--------------------------------------------------------------------------------

Income dividends              Ordinary income rate     Ordinary income rate

Short-term capital gains      Ordinary income rate     Ordinary income rate

Long-term capital gains       8%/10%                   18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

[Right Side Bar]

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table above can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years.

[ICON]           SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.

For investing

Dreyfus Automatic Asset Builder	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from one Dreyfus fund into another (not available for IRAs).

For exchanging shares

Dreyfus Auto- Exchange Privilege	For making regular exchanges from one Dreyfus fund into another.

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds.

[Left Side-Bar]

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee. There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more – when it's convenient for you - by calling 1-800-645-6561.

[Left Side Bar]

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information.

•	for traditional, rollover, Roth and Education IRAs, call 1-800-645-6561
•	for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON]           In Writing

Complete the application.
Mail your application and a check to:

The Dreyfus Family of Funds
P.O. Box 9299, Boston, MA 02205-8553

[ICON]           By Telephone

Wire Have your bank send your investment to The Bank of New York, with these instructions:

•	ABA# 021000018
•	DDA# 8900485949
•	the fund name
•	your Social Security or tax ID number
•	name(s) of investor(s)

Call us to obtain an account number.
Return your application with the account number on the application.

[ICON]           Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

Without any initial investment Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

[ICON]           Via the Internet

Computer Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:

The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105

Wire Have your bank send your investment to The Bank of New York, with these instructions:

•	ABA # 021000018
•	DDA # 8900485949
•	the fund name
•	your account number
•	name(s) of investor(s)

Electronic check Same as wire, but insert "1111" before your account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

All services Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

•	your name(s) and signature(s)
•	your account number
•	the fund name
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail your request to:

The Dreyfus Family of Funds
P.O. Box 9263, Boston, MA 02205-8501

Wire Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

Check Call us to request your transaction. A check will be sent to the address of record.

Dreyfus Automatic Withdrawal Plan Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

[Right Side Bar]

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S.

516-794-5452

Make checks payable to:

The Dreyfus Family of Funds

You can also deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

[ICON]           In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:

The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568

[ICON]           By Telephone

                        ____ ____

[ICON]           Automatically

Without any initial investment Call us to request a Dreyfus Step Program form. Complete and return the form along with your application.

[ICON]           Via the Internet

Computer Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check: (see "To Open an Account" at left).

Wire Have your bank send your investment to The Bank of New York, with these instructions:

•	ABA # 021000018
•	DDA # 8900485949
•	the fund name
•	your account number
•	name of investor
•	the contribution year

Electronic check Same as wire, but insert "1111" before your account number.

Telephone Contribution Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

All services Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

•	your name and signature
•	your account number
•	the fund name
•	the dollar amount you want to sell
•	how and where to send the proceeds
•	whether the distribution is qualified or premature
•	whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies—Selling Shares").

Mail in your request: (see "To Open an Account" at left).

______________ - ____________

Systematic Withdrawal Plan Call us to request instructions to establish the plan.

[Right Side Bar]

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S.

516-794-5452

Make checks payable to:

The Dreyfus Trust Company, Custodian

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

FOR MORE INFORMATION

Dreyfus Financial Services Fund
A series of Dreyfus Premier Opportunity Funds
SEC file number: 811-9891

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

[Left Side Bar]

To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from:

          SEC
          http://www.sec.gov
          Dreyfus
          http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(C)2001 Dreyfus Service Corporation

DREYFUS PREMIER OPPORTUNITY FUNDS

DREYFUS PREMIER NEXTECH FUND
(Class A, Class B, Class C And Class T Shares)
DREYFUS PREMIER MICRO-CAP GROWTH FUND
(Class A, Class B, Class C And Class T Shares)
DREYFUS HEALTH CARE FUND
DREYFUS SMALL CAP OPPORTUNITY FUND
DREYFUS FINANCIAL SERVICES FUND

STATEMENT OF ADDITIONAL INFORMATION
December 28, 2001

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier NexTech Fund dated August 1, 2001, Dreyfus Premier Micro-Cap Growth Fund dated December 28, 2001, Dreyfus Health Care Fund dated June 29, 2001, Dreyfus Small Cap Opportunity Fund dated November 30, 2001 and Dreyfus Financial Services Fund dated December 28, 2001 (each, a "Fund" and collectively, the "Funds") of Dreyfus Premier Opportunity Funds (the "Company"), as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, for Dreyfus Premier NexTech Fund or Dreyfus Premier Micro-Cap Growth Fund (collectively, the "Dreyfus Premier Funds"), call 1-800-554-4611, or for Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City - Call 1-718-895-1206 Outside the U.S. - Call 516-794-5452

          The most recent Annual Report and Semi-Annual Report to Shareholders for each of Dreyfus Premier NexTech Fund and Dreyfus Premier Micro-Cap Growth Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. As Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund had not completed a fiscal period prior to the date of this Statement of Additional Information, no financial reports are available for those Funds as of such date.

TABLE OF CONTENTS

Page

Description of the Company and Funds
Management of the Company
Management Arrangements
How to Buy Shares
Distribution Plan and Shareholder Services Plan
How to Redeem Shares
Shareholder Services
Determination of Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
Performance Information
Information About the Company and Funds
Counsel and Independent Auditors	B-3 B-19 B-24 B-32 B-41 B-42 B-47 B-52 B-53 B-55 B-60 B-62 B-64

DESCRIPTION OF THE COMPANY AND FUNDS

          The Company is a Massachusetts business trust that commenced operations on June 26, 2000. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.

          The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to Dreyfus Premier Micro-Cap Growth Fund and to provide day-to-day management of such Fund's investments, subject to the supervision of the Manager.

          Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

          The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

          Common and Preferred Stocks. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

          Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          Depositary Receipts. (All Funds) A Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

          These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          Foreign Government Obligations; Securities of Supranational Entities. (All Funds) Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) determines to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Warrants. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

          Investment Companies. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including participation in equity indices such as Standard & Poor's Depositary Receipts and Nasdaq-100 Index Tracking Stock described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

          Exchange-Traded Funds. (All Funds) Each Fund may invest in shares of exchange-traded investment companies which are designed to provide investment results corresponding to an equity index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.

          SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

          DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

          Nasdaq-100 Shares represent undivided ownership interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index. Nasdaq-100 Shares are listed on the Exchange and are traded in the secondary market on a per-share basis.

          iShares represent undivided ownership interest in a portfolio of securities consisting of substantially all of the common stock, in substantially the same weighting, as the component stocks of various benchmark indexes, such as the Russell 2000 Growth Index. iShares are listed on the American Stock Exchange and are traded in the secondary market on a per share basis.

          SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. Nasdaq-100 Shares are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Nasdaq-100 Index. iShares are designed to provide investment results that correspond generally to the price and yield performance of the benchmark index after which the particular iShare fund is named. For example, iShare Russell 2000 Growth Index Fund seeks to provide investment results that correspond generally to the performance of the Russell 2000 Growth Index. The values of SPDRs, DIAMONDS, Nasdaq-100 Shares and iShares are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs, DIAMONDS, Nasdaq-100 Shares and iShares involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs, DIAMONDS, Nasdaq-100 Shares and/or iShares invested in by the Fund. Moreover, a Fund's investment in SPDRs, DIAMONDS, Nasdaq-100 Shares and/or iShares may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies with respect to the weighting of securities or the number of, for example, larger capitalization stocks held.

          Real Estate Investment Trusts. (Dreyfus Financial Services Fund only) The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

          Illiquid Securities. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

          Money Market Instruments. (All Funds) When the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

          The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

          Foreign Currency Transactions. (All Funds) Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the ability of the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

          Short-Selling. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

          A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

          A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

          Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

          Borrowing Money. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Dreyfus Premier Micro-Cap Growth Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

          Leverage. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          Each of these Funds may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

          Derivatives. (All Funds) Each Fund may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

          If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions—In General. Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by a Fund also is subject to the ability of the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Each Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Swaps. (Dreyfus Small Cap Opportunity Fund only) Dreyfus Small Cap Opportunity Fund may enter into equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Credit Derivatives. (Dreyfus Small Cap Opportunity Fund only) The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Options—In General. Each Fund may purchase call and put options, and write (i.e. sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

          Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          Each Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by a Fund of options will be subject to the ability of the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, the Fund may incur losses.

          Future Developments. (All Funds) Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments of short maturity.

          Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

          Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

          Equity Securities. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

          Each Fund, to the extent described in its Prospectus, invests in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

          Each Fund may purchase securities of small capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

          Each Dreyfus Premier Fund will seek to purchase, and Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund may purchase, securities of companies in initial public offerings ("IPOs") or shortly thereafter. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons.

          Each Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

          Dreyfus Premier NexTech Fund may invest in securities of venture stage companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture stage companies represent highly speculative investments by the Fund, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund therefore must rely solely on the Manager to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage technology companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan.

          The Fund's ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever.

          Dreyfus Premier NexTech Fund also may invest in venture stage funds, which involve all the risks of investing in small companies and venture stage companies, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture stage fund in selecting the companies in which the venture stage fund invests and in deciding when to sell its investments. A venture stage fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture stage fund will also require the Fund to pay management fees and/or performances fees or allocations to its general partner or manager, which can reduce the return to investors, including the Fund and its shareholders. These fees are in addition to the management fee paid by the Fund. Investments in venture stage funds may be highly illiquid. The Fund may not be able to dispose of a venture stage fund holding when it wishes to, or may be able to do so only at a substantial loss.

          Many of the health care companies in which Dreyfus Health Care Fund may invest offer products and services that are subject to government regulation and may be adversely affected by changes in government policy. A number of legislative proposals concerning health care have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentive for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund cannot predict whether any of these proposals will be enacted or what effect such legislation would have.

          Many of the financial services companies in which Dreyfus Financial Services Fund may invest are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Financial services companies also can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Moreover, insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of weather catastrophes and other natural disasters or environmental clean-up costs from past years, and as yet unanticipated liabilities.

          Fixed-Income Securities. (Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund only) The Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Services ("S&P"), may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

          Foreign Securities. (All Funds) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, a Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

          Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          Simultaneous Investments. (All Funds) Investment decisions for each Fund are made independently from those of the other Funds and investment companies advised by the Manager (and Founders). If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies advised by the Manager, Founders and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

          Each Fund's investment objective is a fundamental policy, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Funds have adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed by a vote of a majority of the Company's Board members at any time. No Fund may:

          1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The technology sector, with respect to the Dreyfus Premier Funds, the health care sector, with respect to Dreyfus Health Care Fund, and the financial services sector, with respect to Dreyfus Financial Services Fund, in general are not considered industries for purposes of this Investment Restriction.

          2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          4. Lend any securities or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

          5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 8 and 9 may be deemed to give rise to a senior security.

          7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          9. Purchase, sell or write puts, calls or combinations thereof, except as described in its Prospectus and this Statement of Additional Information.

          10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 3, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

          The Company and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

MANAGEMENT OF THE COMPANY

          The Company's Board is responsible for the management and supervision of each Fund. The Board approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation Founders Asset Management LLC Dreyfus Service Corporation Dreyfus Transfer, Inc. Mellon Bank, N.A.	Investment Adviser Sub-Investment Adviser to Dreyfus Premier Micro-Cap Growth Fund Distributor Transfer Agent Custodian

          Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Company

JOSEP	H S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association; Plan Vista Corporation (formerly Health Plan Services), a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 58 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFF	ORD L. ALEXANDER, JR., Board Member. Since 1981, President of Alexander & Associates, Inc., a management consulting firm, and since October 2000, Chairman of the Board of Moody's Corporation. From October 1999 through September 2000, he was Chairman of the Board and Chief Executive Officer, and from February 1993 through September 1999, he was a director of The Dun and Bradstreet Corporation. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation; IMS Health, a service provider of marketing information and information technology; WorldCom and Mutual of America Life Insurance Company. He is 68 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

LUCY	WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of The International Executive Service Corp. She is also Vice Chairman of the Citizens Network for Foreign Affairs and of The Atlantic Council of the U.S., and a member of the Council on Foreign Relations. Mrs. Benson is also a member of the Town Meeting, Town of Amherst, Massachusetts. From 1987 to 2000, Mrs. Benson was a director of COMSAT Corporation and was a Trustee of the Alfred P. Sloan Foundation from 1975 to 1977 and from 1981 to 2000. She was also a member of the Board of Trustees of Lafayette College from 1985 to 2000 for which she served as Vice Chairman of the Board of Trustees from 1990 to 2000. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation, from 1990 to 1998, she was a director of the General RE Corporation, and from 1987 to 1999, she was a director of the Logistics Management Institute. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 74 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

          The Company has a standing nominating committee comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board.

          The Company typically pays its Board members its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting ($500 per telephone meeting) attended for the Company and four other funds (comprised of 20 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2000, was as follows:

                                                                      Total Compensation
                                                 Aggregate             From the Company
                                              Compensation From        and Fund Comples
          Name of Board Member                  the Company**         Paid to Board Member

Joseph S. DiMartino...........................      $7,312                 $805,537(194)

Clifford S. Alexander.........................      $5,850                 $124,277(48)

Lucy Wilson Benson............................      $5,850                 $107,283(33)

*	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.

**	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,353 for all Board members as a group.

Officers of the Company

STEP	HEN E. CANTER, President. Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 182 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.

MARK	N. JACOBS, Vice President. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 55 years old.

STEV	EN F. NEWMAN, Secretary. Assistant Secretary and Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old.

JEFF	PRUSNOFSKY, Assistant Secretary. Associate General Counsel of the Manager, and an officer of 10 investment companies (comprised of 60 portfolios) managed by the Manager. He is 36 years old.

MICH	AEL A. ROSENBERG, Assistant Secretary. Associate General Counsel of the Manager, and an officer of 92 investment companies (comprised of 182 portfolios) managed by the Manager. He is 41 years old.

JAME	S WINDELS, Treasurer. Director –Mutual Fund Accounting of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old.

KENN	ETH J. SANDGREN, Assistant Treasurer. Mutual Fund Tax Director of the Manager, and an officer of 25 investment companies (comprised of 99 portfolios) managed by the Manager. He is 47 years old.

          The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.

          The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on November 21, 2001.

          The following persons are known by the Company to own of record 5% or more of the indicated Fund's outstanding voting securities on November 21, 2001. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Dreyfus Premier NexTech Fund:

Merrill Lynch, Pierce, Fenner & Smith, For The Sole Benefit Of Its Customers Attn: Fund Administration 48001 Deer Lake Dr. E Jacksonville, FL 32246-6484	9.25% (Class A) 12.46% (Class B) 16.56% (Class C)

Dreyfus Premier Micro-Cap Growth Fund:

Merrill Lynch, Pierce, Fenner & Smith,
For The Sole Benefit Of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484

Prudential Securities Inc.
FBO Cynthia Beall
John Beall Co-TTEES
Cynthia Beall Trust
UA DTD 04/09/94
New York, NY 10023

Wells Fargo Investments LLC
608 Second Avenue South
Minneapolis, MN 55402-1916

Wells Fargo Bank NA
FBO Kloecki, Christopher J. MGD IRA
P.O. Box 1533
Minneapolis, MN 55480-1533

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968

Prudential Securities Inc.
FBO James M. Vaughan
Money Purchase Plan
DTD 12/31/86
3441 Sunset Dr.
Columbus, OH 43221-1711

Donaldson Lufkin Jenrette
SEC Corp. Inc.
P.O. Box 2052
Jersey City, NJ 07303-2053	23.68% (Class A) 30.02% (Class B) 28.08% (Class C) 18.76% (Class T) 9.19% (Class T) 6.79% (Class T) 7.24% (Class T) 5.98% (Class T) 5.26% (Class T)

Dreyfus Health Care Fund:

MBCIC C/O Mellon Bank 919 N Market Street Wilmington, DE 19801-3023	67.28%

MANAGEMENT ARRANGEMENTS

          Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

          The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

          Sub-Investment Adviser. With respect to Dreyfus Premier Micro-Cap Growth Fund, the Manager has entered into a Sub-Investment Advisory Agreement with Founders (the "Founders Sub-Advisory Agreement"). The Founders Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. The Founders Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by Founders upon not less than 90 days' notice. The Founders Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers of Founders: Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Angelo Barr, Senior Vice President and National Sales Manager; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory P. Contillo, Executive Vice President and Chief Marketing Officer; Julie D. DiIorio, Vice President; Francis P. Gaffney, Senior Vice President; Laurine M. Garrity, Senior Vice President; John B. Jares, Vice President; Robert T. Kelly, Vice President; Douglas A. Loeffler, Vice President; Andra C. Ozols, Vice President; David L. Ray, Senior Vice President and Treasurer; Bridget M. Richards, Vice President; Richard A. Sampson, Senior Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; and Lisa G. Warshafsky, Vice President.

          Portfolio Management. The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. Founders, with respect to Dreyfus Premier Micro-Cap Growth Fund, provides day-to-day management of the Fund's investments, subject to the supervision of the Manager and the Company's Board. Each Fund's adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus Health Care Fund's portfolio managers are Matthew Jenkin and Lesley Wright Marino. Dreyfus Premier NexTech Fund's portfolio managers are Mark Herskovitz and Barry Mills. Dreyfus Premier Micro-Cap Growth Fund's portfolio managers are Robert T. Ammann and Kevin S. Sonnett. Dreyfus Small Cap Opportunity Fund's portfolio managers are Paul Kandel, Hilary Woods, George C. Saffaye, Robert T. Ammann, and Peter I. Higgins. Dreyfus Financial Services Fund's portfolio managers are Steven A. Gavios and Stephanie J. Maltz. The Manager and Founders maintain research departments with professional portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager or Founders.

          Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

          The Company, the Manager, Founders and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager maintains office facilities on behalf of the Company and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund). The expenses borne by the Company include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Founders or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each Dreyfus Premier Fund's Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund are subject to an annual shareholder service fee. See "Distribution Plan and Shareholder Services Plan."

          As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a management fee at the annual rate of 0.90% of the respective average daily net assets of Dreyfus Health Care Fund and Dreyfus Small Cap Opportunity Fund and 0.80% of the average daily net assets of Dreyfus Financial Services Fund, and with respect to the Dreyfus Premier Funds, 1.50% of Dreyfus Premier NexTech Fund's and 1.25% of Dreyfus Premier Micro-Cap Growth Fund's respective average daily net assets (the "Basic Fees"). After a Dreyfus Premier Fund's first year of operations, its Basic Fee payable to the Manager may vary depending on the Fund's performance compared to a securities index as described below.

          For the first year of Dreyfus Premier Micro-Cap Growth Fund's operations, as compensation for Founder's services, the Manager has agreed to pay Founders a sub-advisory fee at the annual rate of 0.50% of Dreyfus Premier Micro-Cap Growth Fund's average daily net assets. After that, the Manager has agreed to pay Founders an annual sub-advisory fee equal to one-half of the annual investment advisory fee the Manager receives from Dreyfus Premier Micro-Cap Growth Fund.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

          Dreyfus Premier NexTech Fund. During the first twelve months of the Fund's operations, the Fund paid the Manager the Basic Fee of 1.50% of the Fund's average daily net assets with no performance adjustment. Beginning July 1, 2001, the Basic Fee is adjusted depending on the extent to which the investment performance of the class of shares (the "Measuring Class") expected to bear the highest total Fund operating expenses, after expenses, exceeds or is exceeded by the percentage change in the investment record of the NASDAQ Composite Index (the "NASDAQ" or "Index"), as described below. The fee will be accrued daily and payable monthly except as described below.

          Beginning July 1, 2001, the fee equals 1.50% annualized, if the performance of the Measuring Class shares equals the performance of the NASDAQ. A maximum increase to 2.50% annualized is payable if the investment performance of the Measuring Class shares exceeds the performance of the NASDAQ by eight or more percentage points for the performance period and the minimum fee of 0.50% annualized is payable if the performance of the NASDAQ exceeds the performance of the Measuring Class shares by eight or more percentage points for the performance period.

          The performance period is from July 1, 2000 through the then-current calendar month. After the Fund has had 36 full calendar months of operations, the performance period becomes a rolling 36-month period. The Basic Fee is increased (or decreased) at the monthly rate of 1/12th of 0.125% depending on the extent, if any, by which the investment performance of the Measuring Class shares exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the NASDAQ for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of 1.00%.

          Therefore, beginning in July 2001, the maximum monthly fee is 2.50% annualized, which is payable if the investment performance of the Measuring Class shares exceeds the performance of the NASDAQ by eight or more percentage points for the performance period. Beginning July 2001, the minimum monthly fee is 0.50% annualized and is payable if the performance of the NASDAQ exceeds the investment performance of the Measuring Class shares by eight or more percentage points for the performance period.

          The following table illustrates the full range of permitted increases or decreases to the Basic Fee for Dreyfus Premier NexTech Fund.

 Percentage Point
Difference* Between
  Performance of the
Measuring Class Shares            Adjustment to           Annual Fee Rate
 Shares and the NASDAQ**          1.50% Basic Fee          as Adjusted

      +8                              +1.00%                     2.50%
      +7                              +.875%                    2.375%
      +6                               +.75%                     2.25%
      +5                              +.625%                    2.125%
      +4                               +.50%                     2.00%
      +3                              +.375%                    1.875%
      +2                               +.25%                     1.75%
      +1                              +.125%                    1.625%
       0                                   0                     1.50%
      -1                              -.125%                    1.375%
      -2                               -.25%                     1.25%
      -3                              -.375%                    1.125%
      -4                               -.50%                     1.00%
      -5                              -.625%                     .875%
      -6                               -.75%                      .75%
      -7                              -.875%                     .625%
      -8                              -1.00%                      .50%

*	Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

**	Measured over the performance period, which beginning July 1, 2001 is the period from July 1, 2000 to the most recent month-end until June 30, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid the Manager the Basic Fee of 1.50% of the Fund's average daily net assets with no performance adjustment.

          For the period from June 26, 2000 (commencement of operations) through April 30, 2001 (fiscal year end), Dreyfus Premier NexTech Fund paid the Manager a management fee of $3,131,108.

          Dreyfus Premier Micro-Cap Growth Fund. During the first twelve-month period of the Fund's operations, the Fund paid the Manager the Basic Fee of 1.25% of the Fund's average daily net assets with no performance adjustment. Beginning December 1, 2001, the Basic Fee is adjusted depending on the extent to which the investment performance of the class of shares (the "Measuring Class") expected to bear the highest total Fund operating expenses, after expenses, exceeds or is exceeded by the percentage change in the investment record of the Russell 2000 Growth Index (the "Russell 2000 Growth" or "Index"), as described below. The fee will be accrued daily and payable monthly except as described below.

          Beginning December 1, 2001, the fee equals 1.25% annualized, if the performance of the Measuring Class shares equals the performance of the Russell 2000 Growth. A maximum increase to 2.05% annualized is payable if the investment performance of the Measuring Class shares exceeds the performance of the Russell 2000 Growth by eight or more percentage points for the performance period and the minimum fee of 0.45% annualized is payable if the performance of the Russell 2000 Growth exceeds the performance of the Measuring Class shares by eight or more percentage points for the performance period.

          The performance period is from December 1, 2000 through the then-current calendar month. After the Fund has had 36 full calendar months of operations, the performance period becomes a rolling 36-month period. The Basic Fee is increased (or decreased) at the monthly rate of 1/12th of 0.10% depending on the extent, if any, by which the investment performance of the Measuring Class shares exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Russell 2000 Growth for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of 0.80%.

          Therefore, beginning in December 2001, the maximum monthly fee is 2.05% annualized, which is payable if the investment performance of the Measuring Class shares exceeds the performance of the Russell 2000 Growth by eight or more percentage points for the performance period. Beginning in December 2001, the minimum monthly fee is 0.45% annualized and is payable if the performance of the Russell 2000 Growth exceeds the investment performance of the Measuring Class shares by eight or more percentage points for the performance period.

          The following table illustrates the full range of permitted increases or decreases to the Basic Fee for Dreyfus Premier Micro-Cap Growth Fund.

   Percentage Point
  Difference* Between
  Performance of the
 Measuring Class Shares
 and the Russell 2000             Adjustment to              Annual Fee Rate
      Growth**                   1.25% Basic Fee               as Adjusted

         +8                            +.80%                        2.05%
         +7                            +.70%                        1.95%
         +6                            +.60%                        1.85%
         +5                            +.50%                        1.75%
         +4                            +.40%                        1.65%
         +3                            +.30%                        1.55%
         +2                            +.20%                        1.45%
         +1                            +.10%                        1.35%
          0                                0                        1.25%
         -1                            -.10%                        1.15%
         -2                            -.20%                        1.05%
         -3                            -.30%                         .95%
         -4                            -.40%                         .85%
         -5                            -.50%                         .75%
         -6                            -.60%                         .65%
         -7                            -.70%                         .55%
         -8                            -.80%                         .45%

*	Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one half).

**	Measured over the performance period, which beginning December 1, 2001 is the period from December 1, 2000 to the most recent month-end until November 30, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid the Manager the Basic Fee of 1.25% of the Fund's average daily net assets with no performance adjustment.

For the Period from November 27, 2000 (commencement of operations) through September 30, 2001 (fiscal year end), Dreyfus Premier Micro-Cap Growth Fund paid the Manager a management fee of $329,154. For the same period, the Manager paid Founders a sub-advisory fee of $131,489.

          Dreyfus Premier Funds. Since the adjustment to the Basic Fee for each Dreyfus Premier Fund is based on the comparative performance of the Measuring Class shares against the relevant Index, the controlling factor is not whether the performance of the Measuring Class shares is up or down, but whether that performance is up or down more than or less than that of the relevant Index. In addition, the relative performance of the Measuring Class shares against the relevant Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

          The investment performance of the Measuring Class shares during any performance period will be measured by the percentage difference between (i) the opening net asset value ("NAV") of a Measuring Class share and (ii) the sum of (a) the closing NAV of a Measuring Class share, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in additional Measuring Class shares and (c) the per Measuring Class share value of any capital gains taxes paid or payable by the Dreyfus Premier Fund on undistributed realized long-term capital gains. The measurement of the performance of the Measuring Class shares will not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the relevant Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the relevant Index being treated as reinvested in the Index.

          Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

          For the period from June 26, 2000 (commencement of operations) through April 30, 2001, the Distributor retained $642,579 and $50,396 from sales loads on Dreyfus Premier NexTech Fund's Class A and Class T shares, respectively, and $299,221 and $45,568 from contingent deferred sales charges ("CDSCs") on Dreyfus Premier NexTech Fund's Class B and Class C shares, respectively. For the period from November 27, 2000 (commencement of operations) through September 30, 2001, the Distributor retained $47,188 and $1,908 from sales loads on Dreyfus Premier Micro-Cap Growth Fund's Class A and Class T shares, respectively, and $22,822 and $2,767 from CDSCs on Dreyfus Premier Micro-Cap Growth Fund's Class B and Class C shares, respectively.

          The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

          The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

          Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

          Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund—General. Shares of these Funds are sold without a sales charge. You may be charged a fee if you effect transactions in shares of any of these Funds through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

          The minimum initial investment in Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Because Dreyfus Small Cap Opportunity Fund currently intends to close to additional investment after it reaches total assets of approximately $400 million, it is not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require continuous investment.

          Shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agents in this regard.

          Shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

          For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          Dreyfus Premier Funds—General. Shares of a Dreyfus Premier Fund may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

          When purchasing shares of a Dreyfus Premier Fund, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

          Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

          The minimum initial investment in Dreyfus Premier NexTech Fund is $10,000 and the minimum initial investment in Dreyfus Premier Micro-Cap Growth Fund is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment for shares of Dreyfus Premier NexTech Fund is $2,500. The Company reserves the right to offer its shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Because Dreyfus Premier Micro-Cap Growth Fund currently intends to close to additional investment after it reaches total assets of approximately $300 million it is not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require continuing investment.

          The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain retirement plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a retirement plan. Participants and plan sponsors should consult their tax advisers for details.

          Dreyfus Premier NexTech Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Shares of each Dreyfus Premier Fund are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Dreyfus Premier Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          Dreyfus Premier Funds—Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                          Total Sales Load Class A Shares
                                     As a % of offering     As a % of net asset   Dealers' Reallowance as a
        Amount of Transaction          price per share        value per share        % of offering price
Less than $50,000                           5.75                   6.10                     5.00
$50,000 to less than $100,000               4.50                   4.70                     3.75
$100,000 to less than $250,000              3.50                   3.60                     2.75
$250,000 to less than $500,000              2.50                   2.60                     2.25
$500,000 to less than $1,000,000            2.00                   2.00                     1.75
$1,000,000 or more                           -0-                    -0-                      -0-

          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 or purchased through "wrap accounts" or similar programs described below and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.

          The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of the Class A shares of each Dreyfus Premier Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of the Fund's Class A shares as of April 30, 2001 for Dreyfus Premier NexTech Fund and September 30, 2001 for Dreyfus Premier Micro-Cap Growth Fund:

                                                                                   Dreyfus Premier
                                                             Dreyfus Premier          Micro-Cap
                                                              NexTech Fund           Growth Fund
                                                             ---------------       ---------------

Net Asset Value Per Share...............................          $5.94                 $11.78
Per Share Sales Charge
         Class A - 5.75% of offering price
         (6.10% of net asset value per share)...........

                                                                   0.36                   0.72
                                                                   ----                   ----
Per Share Offering Price to the Public..................          $6.30                 $12.50
                                                                   ----                  -----

          Full-time employees of member firms of the National Association of Securities Dealers, Inc. (the "NASD") and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

          Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans. Dreyfus Premier Micro-Cap Growth Fund shares, however, are not offered to 401(k) and other group retirement plans.

          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution. A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment through a "wrap account" or a similar program and redeemed within one year of such purchase.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

          Dreyfus Premier Funds—Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares."

          Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder, excluding shares acquired through the reinvestment of dividends and distributions.

          Dreyfus Premier Funds—Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C Shares."

          Dreyfus Premier Funds—Class B and Class C Shares. The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the Distribution Plan (defined below) fee, in part, are used to defray these expenses.

          Dreyfus Premier Funds—Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

                                          Total Sales Load Class T Shares
                                       As a % of offering    As a % of net asset   Dealers' Reallowance as a
        Amount of Transaction            price per share       value per share        % of offering price

Less than $50,000                             4.50                  4.70                     4.00

$50,000 to less than $100,000                 4.00                  4.20                     3.50

$100,000 to less than $250,000                3.00                  3.10                     2.50

$250,000 to less than $500,000                2.00                  2.00                     1.75

$500,000 to less than $1,000,000              1.50                  1.50                     1.25

$1,000,000 or more                             -0-                   -0-                      -0-

          A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund generally will find it beneficial to purchase Class A shares rather than Class T shares.

          Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares of a Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

          The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above for Class A Shares.

          Set forth below is an example of the method of computing the offering price of the Class T shares of each Dreyfus Premier Fund. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of the Fund's Class T shares as of April 30, 2001 for Dreyfus Premier NexTech Fund and September 30, 2001 for Dreyfus Premier Micro-Cap Growth Fund:

                                                                                          Dreyfus Premier
                                                              Dreyfus Premier                Micro-Cap
                                                                NexTech Fund                Growth Fund
                                                                ------------                -----------

Net Asset Value Per Share...............................           $5.93                       $11.75
Per Share Sales Charge
         Class T - 4.50% of offering price
         (4.70% of net asset value per share)...........             0.28                        0.55
                                                                     ----                        ----
Per Share Offering Price to the Public..................           $6.21                       $12.30
                                                                    ====                        =====

          Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans. Dreyfus Premier Micro-Cap Growth Fund shares, however, are not offered to 401(k) and other group retirement plans.

          Dreyfus Premier Funds—Dealer Reallowance—Class A and Class T Shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

          Dreyfus Premier Funds—Right of Accumulation—Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by the Manager or Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined below, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of an Eligible Fund with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of a Fund or any other Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

          Dreyfus TeleTransfer Privilege. (All Funds) You may purchase Fund shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

          Reopening an Account. (All Funds) You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          Class B, Class C and Class T shares of each Dreyfus Premier Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund are subject to a Shareholder Services Plan.

          Distribution Plan. (Dreyfus Premier Funds only) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Dreyfus Premier Fund's Class B, Class C and Class T shares pursuant to which the Fund pays the Distributor for distributing each such Class of shares at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Dreyfus Premier Fund and the holders of its Class B, Class C and Class T shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Dreyfus Premier Fund's Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Dreyfus Premier Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Dreyfus Premier Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

          For the period from June 26, 2000 (commencement of operations) through April 30, 2001, Dreyfus Premier NexTech Fund paid the Distributor $672,295, $257,108, and $14,527 with respect to its Class B, Class C, and Class T shares, respectively, pursuant to the Distribution Plan. For the period from November 27, 2000 (commencement of operations) through September 30, 2001, Dreyfus Premier Micro-Cap Growth Fund paid the Distributor $62,566, $53,845, and $819 with respect to its Class B, Class C, and Class T shares, respectively, pursuant to the Distribution Plan.

          Shareholder Services Plan. (All Funds) The Company has adopted a Shareholder Services Plan with respect to Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund. Pursuant to the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Fund and relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

          For the period from June 26, 2000 (commencement of operations) through April 30, 2001, Dreyfus Premier NexTech Fund paid the Distributor $197,524, $224,098, $85,703 and $14,527 with respect to its Class A, Class B, Class C, and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the period from November 27, 2000 (commencement of operations) through September 30, 2001, Dreyfus Premier Micro-Cap Growth Fund paid the Distributor $26,208, $20,856, $17,948 and $819 with respect to its Class A, Class B, Class C, and Class T shares, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

          General. (All Funds) Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder® (which is not available for Dreyfus Premier Micro-Cap Growth Fund) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege for a period of eight days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

          If you hold shares of more than one Class of a Dreyfus Premier Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

           Redemption Fee. (All Funds, except the Dreyfus Premier Funds) Each Fund, other than a Dreyfus Premier Fund, will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30-day holding period, the Fund will employ the "first-in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest.

           No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

          Contingent Deferred Sales Charge—Class B Shares. (Dreyfus Premier Funds only) A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The Distributor receives the proceeds from the CDSC imposed on the redemption of Class B shares.

          The following table sets forth the rates of the CDSC for Class B shares:

                                                             CDSC as a % of
                      Year Since                           Amount Invested or
                   Purchase Payment                       Redemption Proceeds
                       Was Made                           (whichever is less)

      First......................................                   4.00
      Second.....................................                   4.00
      Third......................................                   3.00
      Fourth.....................................                   3.00
      Fifth......................................                   2.00
      Sixth......................................                   1.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

          For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

          Contingent Deferred Sales Charge—Class C Shares. (Dreyfus Premier Funds only) A CDSC of 1% is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge—Class B Shares" above. The Distributor receives the proceeds from the CDSC imposed on the redemption of Class C shares.

          Waiver of CDSC. (Dreyfus Premier Funds only) The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

          Redemption Through a Selected Dealer. (Dreyfus Premier Funds only) If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

          Reinvestment Privilege. (Dreyfus Premier Funds only) Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

          Wire Redemption Privilege. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

          Dreyfus TeleTransfer Privilege. (All Funds) You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares—Dreyfus TeleTransfer Privilege."

          Share Certificates; Signatures. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

          Redemption Commitment. (All Funds) The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

          Suspension of Redemptions. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

          Fund Exchanges. You may purchase, in exchange for shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. A 1% redemption fee will be charged upon an exchange of Fund shares (except for a Dreyfus Premier Fund), where the exchange occurs less than 30 days following the issuance of such shares. With regard to each Dreyfus Premier Fund, clients of certain Service Agents may purchase, in exchange for shares of a Dreyfus Premier Fund, shares of the same Class of the other Dreyfus Premier Fund or another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of a Dreyfus Premier Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

E.	Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

          Dreyfus Premier Fund shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

          To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch® automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

          Dreyfus Auto-Exchange Privilege. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund, shares of another fund in the Dreyfus Family of Funds, or shares of certain other funds advised by Founders of which you are a shareholder. With regard to Dreyfus Premier NexTech Fund, you may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds (not including Dreyfus Premier Micro-Cap Growth Fund), shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Dreyfus-Automatic Asset Builder®. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Dreyfus-Automatic Asset Builder permits you to purchase the Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          Dreyfus Government Direct Deposit Privilege. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Dreyfus Government Direct Deposit Privilege enables you to purchase the Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

          Dreyfus Payroll Savings Plan. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Dreyfus Payroll Savings Plan permits you to purchase the Fund's shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

          Dreyfus Step Program. (Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund only) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

          Dreyfus Dividend Options. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund in shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders or, with regard to Dreyfus Premier NexTech Fund, in shares of the same Class of another fund in the Dreyfus Premier Family of Funds (not including Dreyfus Premier Micro-Cap Growth Fund), shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from Dreyfus Premier NexTech Fund, Dreyfus Health Care Fund, Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          Automatic Withdrawal Plan. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

          With respect to Dreyfus Premier NexTech Fund, no CDSC with respect to Class B shares of the Fund will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

          Letter of Intent – Class A and Class T Shares. (Dreyfus Premier NexTech Fund only) By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

          Corporate Pension/Profit-Sharing and Retirement Plans. (All Funds) The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. Dreyfus Premier Micro-Cap Growth Fund and Dreyfus Small Cap Opportunity Fund shares, however, are not offered to 401(k) and other group retirement plans.

          If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

          Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

          You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

          Valuation of Portfolio Securities. Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, if applicable, and the Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of the Dreyfus Premier Funds, the per share net asset value of each Class of shares of the Funds will differ.

          Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          Management believes that Dreyfus Premier NexTech Fund and Dreyfus Premier Micro-Cap Growth Fund have each qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 2001 and September 30, 2001, respectively. Each other Fund intends to qualify, and each Dreyfus Premier Fund intends to continue to qualify, as a "regulated investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the relevant Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

          In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

          Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

          If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

          If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

          Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

          If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income under Section 1291 of the Code and, with respect to PFIC securities that are marked-to-market, under Section 1296 of the Code.

          Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

          General. (All Funds) The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund). At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

          The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seeks to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

          The Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

          Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (or Founders with respect to Dreyfus Premier Micro-Cap Growth Fund) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income. For the period June 26, 2000 (commencement of operations) through April 30, 2001, Dreyfus Premier NexTech Fund's portfolio turnover rate was 374.55%. For the period November 27, 2000 (commencement of operations) through September 30, 2001, Dreyfus Premier Micro-Cap Growth Fund's portfolio turnover rate was 188.42%.

          For the period June 26, 2000 (commencement of operations) through April 30, 2001, Dreyfus Premier NexTech Fund paid total brokerage commissions of $303,493 and the concession on principal transactions totaled $1,268,787, none of which was paid to the Distributor. For the period November 27, 2000 (commencement of operations) through September 30, 2001, Dreyfus Premier Micro-Cap Growth Fund paid total brokerage commissions of $36,328 and the concession on principal transactions totaled $502,347, none of which was paid to the Distributor.

          The Company contemplates that, consistent with the policy of obtaining prompt execution of orders at the most favorable net price, brokerage transactions may be conducted through the Manager, Founders or their affiliates, including Dreyfus Investment Services Corporation ("DISC") and Dreyfus Brokerage Services, Inc. ("DBS"). The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager, Founders or their affiliates are reasonable and fair.

          For the period from June 26, 2000 (commencement of operations) through April 30, 2001, Dreyfus Premier NexTech Fund paid $54,704 to DBS, a wholly-owned subsidiary of Mellon. This amount represented approximately 18% of the aggregate brokerage commissions paid by Dreyfus Premier NexTech Fund for transactions involving approximately 21% of the aggregate dollar value of transactions for which Dreyfus Premier NexTech Fund paid brokerage commissions.

          IPO Allocations. (All Funds, except Dreyfus Premier Micro-Cap Growth Fund) Under the Manager's special trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPOs"), all portfolio managers seeking to participate in an IPO must use reasonable efforts to indicate their interest in the IPO, by account and in writing, to the Equity Trading Desk at least 24 hours prior to the pricing of a deal. Except upon prior written authorization from the Director of Investments or his designee, an indication of interest submitted on behalf of any account must not exceed an amount based on the account's approximate median position size.

          Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. If a portfolio manager does not specify a minimum number of shares deemed to be an adequate allocation, a "default minimum" equal to ten percent of the requested number of shares is assumed. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

          Based on the indications of interest received by the Equity Trading Desk, the Chief Investment Officer's designee prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

          If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Manager's allocation generally will be distributed among participating accounts pro rata on the basis of each account's order. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

          IPO Allocations. (Dreyfus Premier Micro-Cap Growth Fund and Dreyfus Small Cap Opportunity Fund only) Dreyfus Premier Micro-Cap Growth Fund's portfolio managers are employees of Founders and certain of the Dreyfus Small Cap Opportunity Fund's portfolio managers are dual employees of Dreyfus and Founders and are subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager will give notice as soon as practicable under the circumstances.

          IPO Allocations. (Dreyfus Small Cap Opportunity Fund only) Certain of the Fund's portfolio managers are dual employees of Dreyfus and The Boston Company Asset Management ("TBCAM"), and are subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

          The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable. If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

          Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

          If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

          From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

          Soft Dollars. (All Funds) Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

          The services and products provided under these arrangements permit the Manager (or Founders) to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

          Some of the research products or services received by the Manager (or Founders) may have both a research function and a non-research administrative function (a "mixed use"). If the Manager (or Founders) determines that any research product or service has a mixed use, the Manager (or Founders) will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager (or Founders) determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager (or Founders) in hard dollars. Any such allocation may create a conflict of interest for the Manager (or Founders).

          Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

          The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

          The Manager may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

          For Dreyfus Premier NexTech Fund, the aggregate amount of transactions for the period June 26, 2000 (commencement of operations) through April 30, 2001 (fiscal year end), in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Transaction Amount $240,302,166	Commissions and Concessions $118,724

          For Dreyfus Premier Micro-Cap Growth Fund the aggregate amount of transactions for the period November 27, 2000 (commencement of operations) through September 30, 2001 (fiscal year end), in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Transaction Amount $2,367,968	Commissions and Concessions $6,069

PERFORMANCE INFORMATION

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

          The aggregate total return for Dreyfus Premier NexTech Fund's Class A, Class B, Class C and Class T shares for the period June 26, 2000 (commencement of operations) through April 30, 2001 was –55.28%, –54.76%, –53.35% and –54.70%, respectively. Without giving effect to the applicable sales load, the aggregate total return for Dreyfus Premier NexTech Fund's Class A and Class T shares, for the same period was –52.56% and –52.56%, respectively. Without giving effect to the applicable CDSC, the aggregate total return for Dreyfus Premier NexTech Fund's Class B and Class C shares was –52.88% and –52.88%, respectively, for the same period. The aggregate total return for Dreyfus Premier Micro-Cap Growth Fund's Class A, Class B, Class C and Class T shares for the period November 27, 2000 (commencement of operations) through September 30, 2001 was -11.16%, 110.14%, -7.34%, and -10.24%, respectively. Without giving effect to the applicable sales load, the aggregate total return for Dreyfus Premier Micro-Cap Growth Fund's Class A and Class T shares, for the same period was -5.76% and -6.00%, respectively. Without giving effect to the applicable CDSC, the aggregate total return for Dreyfus Premier Micro-Cap Growth Fund's Class B and Class C shares was -6.40% and -6.40%, respectively, for the same period.

          Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

          Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Micropal, Morningstar, Inc., Money Magazine, Standard & Poor's 500 Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Russell Mid Cap Index, Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, the NASDAQ, the NASDAQ 100, Wilshire 5000 Index, Goldman Sachs Healthcare Index, Goldman Sachs Financial Services Index and other industry publications and indices. From time to time, advertising materials for a Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy (including "growth" and "value" investing), asset growth, current or past business, political, economic or financial conditions, developments or events (including these relating to or arising from actual or proposed tax legislation) and other matters of general interest to investors. Also, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings.

          In addition, from time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or other such studies. Advertisements for a Fund also may discuss the technology, health care or financial services sectors and sectors within such sectors including the growth and performance of such sectors and the stocks included in such sectors, the potential benefits and risks of investing in such sectors and/or small-cap and micro-cap stocks and the number of stocks a Fund holds or intends to hold in its portfolio.

INFORMATION ABOUT THE COMPANY AND FUNDS

          Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

          The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a Fund, under certain circumstances, could be held personally liable for the obligations of that Fund. However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

          To date, the Board has authorized the creation of five series of shares. All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

          Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is engaged in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipated receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          To offset the relatively higher costs of servicing smaller accounts, each Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

           Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Company.

APPENDIX

Rating Categories

          Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investor Services ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA
An obligation rated ‘AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Short-term

A-1
A short-term obligation rated ‘A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody's

Long term

Aaa
Bonds rated ‘Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa' securities.

A
Bonds rated ‘A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa' through ‘Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term Investment Grade

AAA
Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term Speculative Grade

BB
Speculative. ‘BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC' rating indicates that default of some kind appears probable. ‘C' ratings signal imminent default.

"+" or "-" Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA' long-term rating category, or to categories below ‘CCC' or to short-term ratings other than ‘F-1.'

Short-term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near term adverse changes could result in a reduction non-investment grade.

          Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA' long-term rating category, to categories below ‘CCC', or to short-term ratings other than ‘F1.'

DREYFUS PREMIER OPPORTUNITY FUNDS

PART C. OTHER INFORMATION

Item 23	Exhibits

(a)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of the Registration Statement on Form N-1A, filed on April 10, 2000.

(b)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of the Registration Statement on Form N-1A, filed on April 10, 2000.

(d)(1)	Management Agreement.

(d)(2)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 25, 2000.

(e)	Distribution Agreement.

(g)	Form of Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 26, 2001.

(h)	Shareholder Services Plan.

(i)	Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 22, 2000.

(j)	Consent of Independent Auditors.

(m)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 3, 2000.

(n)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 25, 2000.

(p)(1)	Code of Ethics adopted by Registrant and Registrant's investment adviser and distributor is incorporated by reference to Exhibit (p) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 22, 2000.

(p)(2)	Code of Ethics adopted by Registrant's sub-investment adviser is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 25, 2000.

Other Exhibits

(a)	Powers of Attorney of the Board members and officers are incorporated by reference to Other Exhibits (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 19, 2000.

(b)	Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 22, 2000.

(c)	Notification of Election pursuant to Rule 18f-1 is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 3, 2000.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 25, 2001.

Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 12, 2001.

Item 26(a).	Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of Registrant and other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 26(a).	Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                    Other Businesses                      Position Held                Dates
------------                    ----------------                      -------------                -----

Mandell L. Berman               Self-Employed                         Real Estate Consultant,      11/74 - Present
Director                        29100 Northwestern Highway            Residential Builder and
                                Suite 370                             Private Investor
                                Southfield, MI 48034

Stephen E. Canter               Mellon Financial Corporation+         Vice Chairman                6/01 - Present
Chairman of the Board,
Chief Executive Officer         Dreyfus Investment                    Chairman of the Board        1/97 - Present
and Chief Operating Officer     Advisors, Inc.++                      Director                     5/95 - Present
                                                                      President                    5/95 - Present

                                Newton Management Limited             Director                     2/99 - Present
                                London, England

                                Mellon Bond Associates, LLP+          Executive Committee          1/99 - Present
                                                                      Member

                                Mellon Equity Associates, LLP+        Executive Committee          1/99 - Present
                                                                      Member

                                Franklin Portfolio Associates, LLC*   Director                     2/99 - Present

                                Franklin Portfolio Holdings, Inc.*    Director                     2/99 - Present

                                The Boston Company Asset              Director                     2/99 - Present
                                Management, LLC*

                                TBCAM Holdings, Inc.*                 Director                     2/99 - Present

                                Mellon Capital Management             Director                     1/99 - Present
                                Corporation***

                                Founders Asset Management, LLC****    Member, Board of             12/97 - Present
                                                                      Managers
                                                                      Acting Chief Executive       7/98 - 12/98
                                                                      Officer
                                The Dreyfus Trust Company+++          Director                     6/95 - Present
                                                                      Chairman                     1/99 - Present
                                                                      President                    1/99 - Present
                                                                      Chief Executive Officer      1/99 - Present

Thomas F. Eggers                Dreyfus Service Corporation++         Chief Executive Officer      3/00 - Present
President and Director                                                and Chairman of the
                                                                      Board
                                                                      Executive Vice President     4/96 - 3/00
                                                                      Director                     9/96 - Present

                                Founders Asset Management, LLC****    Member, Board of             2/99 - Present
                                                                      Managers
                                Dreyfus Investment Advisors, Inc.     Director                     1/00 - Present

                                Dreyfus Service Organization, Inc.++  Director                     3/99 - Present

                                Dreyfus Insurance Agency of           Director                     3/99 - Present
                                Massachusetts, Inc. +++

                                Dreyfus Brokerage Services, Inc.      Director                     11/97 - 6/98
                                401 North Maple Avenue
                                Beverly Hills, CA.

Stephen R. Byers                Dreyfus Service Corporation++         Senior Vice President        3/00 - Present
Chief Investment Officer,
Vice Chairman and Director      Gruntal & Co., LLC                    Partner                      5/97 - 11/99
                                650 Madison Avenue                    Director                     5/97 - 11/99
                                New York, NY 10022                    Member of Executive          5/97 - 11/99
                                                                      Committee
                                                                      Executive Vice President     6/99 - 11/99
                                                                      Chief Financial Officer      5/97 - 6/99
                                                                      Treasurer                    5/97 - 6/99

Steven G. Elliott               Mellon Financial Corporation+         Director                     1/01 - Present
Director                                                              Senior Vice Chairman         1/99 - Present
                                                                      Chief Financial Officer      1/90 - Present
                                                                      Vice Chairman                6/92 - 1/99

                                Mellon Bank, N.A.+                    Director                     1/01 - Present
                                                                      Senior Vice Chairman         3/98 - Present
                                                                      Chief Financial Officer      1/90 - Present

                                Mellon EFT Services Corporation       Director                     10/98 - Present
                                Mellon Bank Center, 8th Floor
                                1735 Market Street
                                Philadelphia, PA 19103

                                Mellon Financial Services             Director                     1/96 - Present
                                Corporation #1                        Vice President               1/96 - Present
                                Mellon Bank Center, 8th Floor
                                1735 Market Street
                                Philadelphia, PA 19103

                                Boston Group Holdings, Inc.*          Vice President               5/93 - Present

                                APT Holdings Corporation              Treasurer                    12/87 - Present
                                Pike Creek Operations Center
                                4500 New Linden Hill Road
                                Wilmington, DE 19808

                                Allomon Corporation                   Director                     12/87 - Present
                                Two Mellon Bank Center
                                Pittsburgh, PA 15259

                                Collection Services Corporation       Controller                   10/90 - 2/99
                                500 Grant Street                      Director                     9/88 - 2/99
                                Pittsburgh, PA 15258                  Vice President               9/88 - 2/99
                                                                      Treasurer                    9/88 - 2/99

                                Mellon Financial Company+             Principal Executive Officer  1/88 - Present
                                                                      Chief Executive Officer
                                                                      Director                     8/87 - Present
                                                                      President                    8/87 - Present
                                                                                                   8/87 - Present
                                Mellon Overseas Investments           Director                     4/88 - Present
                                Corporation+

                                Mellon Financial Services             Treasurer                    12/87 - Present
                                Corporation # 5+

                                Mellon Financial Markets, Inc.+       Director                     1/99 - Present

                                Mellon Financial Services             Director                     1/99 - Present
                                Corporation #17
                                Fort Lee, NJ

                                Mellon Mortgage Company               Director                     1/99 - Present
                                Houston, TX

                                Mellon Ventures, Inc. +               Director                     1/99 - Present

Lawrence S. Kash                Dreyfus Investment                    Director                     4/97 - 12/99
Vice Chairman                   Advisors, Inc.++

                                Dreyfus Brokerage Services, Inc.      Chairman                     11/97 - 2/99
                                401 North Maple Ave.                  Chief Executive Officer      11/97 - 2/98
                                Beverly Hills, CA

                                Dreyfus Service Corporation++         Director                     1/95 - 2/99
                                                                      President                    9/96 - 3/99
                                Dreyfus Precious Metals, Inc.+++      Director                     3/96 - 12/98
                                                                      President                    10/96 - 12/98

                                Dreyfus Service                       Director                     12/94 - 3/99
                                Organization, Inc.++                  President                    1/97 -  3/99

                                Seven Six Seven Agency, Inc. ++       Director                     1/97 - 4/99

                                Dreyfus Insurance Agency of           Chairman                     5/97 - 3/99
                                Massachusetts, Inc.++++               President                    5/97 - 3/99
                                                                      Director                     5/97 - 3/99

                                The Dreyfus Trust Company+++          Chairman                     1/97 - 1/99
                                                                      President                    2/97 - 1/99
                                                                      Chief Executive Officer      2/97 - 1/99
                                                                      Director                     12/94 - Present

                                The Dreyfus Consumer Credit           Chairman                     5/97 - 6/99
                                Corporation++                         President                    5/97 - 6/99
                                                                      Director                     12/94 - 6/99

                                Founders Asset Management,            Member, Board of             12/97 - 12/99
                                LLC****                               Managers

                                The Boston Company Advisors,          Chairman                     12/95 - 1/99
                                Inc.                                  Chief Executive Officer      12/95 - 1/99
                                Wilmington, DE                        President                    12/95 - 1/99

                                The Boston Company, Inc.*             Director                     5/93 - 1/99
                                                                      President                    5/93 - 1/99

                                Mellon Bank, N.A.+                    Executive Vice President     6/92 - Present

                                Laurel Capital Advisors, LLP+         Chairman                     1/98 - 8/98
                                                                      Executive Committee          1/98 - 8/98
                                                                      Member                       1/98 - 8/98
                                                                      Chief Executive Officer      1/98 - 8/98
                                                                      President

                                Laurel Capital Advisors, Inc. +       Trustee                      12/91 - 1/98
                                                                      Chairman                     9/93 - 1/98
                                                                      President and CEO            12/91 - 1/98

                                Boston Group Holdings, Inc.*          Director                     5/93 - Present
                                                                      President                    5/93 - Present

                                Boston Safe Deposit and Trust         Director                     6/93 - 1/99
                                Company+                              Executive Vice President     6/93 - 4/98

David F. Lamere
Director
                                Mellon Financial Corporation+         Vice Chairman                9/01 - Present

                                Wellington-Medford II                 President and Director       2/99 - Present
                                Properties, Inc.

                                TBC Securities, Inc.                  President and Director       2/99 - Present
                                Medford, MA

                                The Boston Company, Inc.*             Chairman & CEO               1/99 - Present
                                                                      Exec Vice President          4/98 - 1/99
                                                                      Director                     10/97 - 1/99
                                                                      Sr. Vice President           6/93 - 4/98
                                                                      Vice President               4/88 - 6/93

                                Boston Safe Deposit and Trust         Chairman & CEO               1/99 - Present
                                Company                               Exec. Vice President         4/98 - 1/99
                                                                      Sr. Vice President           6/93 - 4/98
                                                                      Vice President               4/88 - 6/93

                                Mellon Private Trust Co., N.A.        Chairman                     4/97 - Present
                                2875 Northeast 191st Street,          Director                     4/97 - Present

                                Newton Management Limited             Director                     10/98 - Present
                                London, England

                                Laurel Capital Advisors, LLP+         Executive Committee          8/98 - Present

                                Mellon Bank, N.A.+                    Exec. Management Group       8/01 - Present
                                                                      Exec. Vice President         2/99 - 9/01
                                                                      Sr. Vice President           6/93 - 4/98

                                Mellon Trust of New York National     Chairman                     4/98 - Present
                                Association                           Director                     4/97 - 4/98
                                1301 Avenue of the Americas
                                New York, NY 10017

                                Mellon Trust of California            Chairman                     2/96 - Present
                                Los Angles, CA                        Director                     4/92 - 2/96

                                Mellon United National Bank           Chairman                     2/95 - Present
                                2875 Northeast 191st Street           Director                     11/98 - Present
                                North Miami, FL 33180

Martin G. McGuinn               Mellon Financial Corporation+         Chairman                     1/99 - Present
Director                                                              Chief Executive Officer      1/99 - Present
                                                                      Director                     1/98 - Present
                                                                      Vice Chairman                1/90 - 1/99

                                Mellon Bank, N. A. +                  Chairman                     3/98 - Present
                                                                      Chief Executive Officer      3/98 - Present
                                                                      Director                     1/98 - Present
                                                                      Vice Chairman                1/90 - 3/98

                                Mellon Leasing Corporation+           Vice Chairman                12/96 - Present

                                Mellon Bank (DE) National             Director                     4/89 - 12/98
                                Association
                                Wilmington, DE

                                Mellon Bank (MD) National             Director                     1/96 - 4/98
                                Association
                                Rockville, Maryland

Michael G. Millard              Mellon Financial Corporation+         Vice Chairman                6/01 - Present
Vice Chairman and
Director                        Dreyfus Service Corporation++         Director                     8/00 - Present
                                                                      Executive Vice President     8/00 - Present
                                                                      Senior Vice President        3/00 - 8/00
                                                                      Executive Vice President -   5/98 - 3/00
                                                                      Dreyfus Investment Division
                                                                      Senior Vice President -      5/97 - 5/98
                                                                      Dreyfus Investment Division
                                                                      Account Executive            4/96 - 5/97

J. David Officer                Dreyfus Service Corporation++         President                    3/00 - Present
Vice Chairman                                                         Executive Vice President     5/98 - 3/00
and Director                                                          Director                     3/99 - Present

                                Dreyfus Service Organization,         Director                     3/99 - Present
                                Inc.++

                                Dreyfus Insurance Agency of           Director                     5/98 - Present
                                Massachusetts, Inc.++++

                                Dreyfus Brokerage Services, Inc.      Chairman                     3/99 - Present
                                401 North Maple Avenue
                                Beverly Hills, CA

                                Seven Six Seven Agency, Inc.++        Director                     10/98 - Present

                                Mellon Residential Funding Corp.+     Director                     4/97 - Present

                                Mellon Trust of Florida, N.A.         Director                     8/97 - Present
                                2875 Northeast 191st Street
                                North Miami Beach, FL 33180

                                Mellon Bank, NA+  Executive           Vice President               7/96 - Present

                                The Boston Company, Inc.*             Vice Chairman                1/97 - Present
                                                                      Director                     7/96 - Present

                                Mellon Preferred Capital              Director                     11/96 - 1/99
                                Corporation*

                                RECO, Inc.*                           President                    11/96 - Present
                                                                      Director                     11/96 - Present
                                The Boston Company Financial          President                    8/96 - 6/99
                                Services, Inc.*                       Director                     8/96 - 6/99

                                Boston Safe Deposit and Trust         Director                     7/96 - Present
                                Company*                              President                    7/96 - 1/99

                                Mellon Trust of New York              Director                     6/96 - Present
                                1301 Avenue of the Americas
                                New York, NY 10019

                                Mellon Trust of California            Director                     6/96 - Present
                                400 South Hope Street
                                Suite 400
                                Los Angeles, CA 90071

                                Mellon United National Bank           Director                     3/98 - Present
                                1399 SW 1st Ave., Suite 400
                                Miami, Florida

                                Boston Group Holdings, Inc.*          Director                     12/97 - Present

                                Dreyfus Financial Services Corp. +    Director                     9/96 - Present

                                Dreyfus Investment Services           Director                     4/96 - Present
                                Corporation+

Ronald P. O'Hanley III          Mellon Financial Corporation+         Vice Chairman                6/01 - Present
Vice Chairman and Director

                                Franklin Portfolio Holdings, Inc.*    Director                     3/97 - Present

                                Boston Safe Deposit and Trust         Executive Committee          1/99 - Present
                                Company*                              Member
                                                                      Director                     1/99 - Present

                                Boston Company, Inc.*                 Executive Committee          1/99 - Present
                                                                      Member                       1/99 - Present
                                                                      Director

                                Buck Consultants, Inc.++              Director                     7/97 - Present

                                Newton Asset Management LTD           Executive Committee          10/98 - Present
                                (UK)                                  Member
                                London, England                       Director                     10/98 - Present
                                Mellon Asset Management               Non-Resident Director        11/98 - Present
                                (Japan) Co., LTD
                                Tokyo, Japan

                                TBCAM Holdings, Inc.*                 Director                     10/97 - Present

                                The Boston Company Asset              Director                     1/98 - Present
                                Management, LLC*

                                Boston Safe Advisors, Inc.*           Chairman                     6/97 - Present
                                                                      Director                     2/97 - Present

                                Pareto Partners                       Partner Representative       5/97 - Present
                                271 Regent Street
                                London, England W1R 8PP

                                Mellon Capital Management             Director                     2/97 -Present
                                Corporation***

                                Certus Asset Advisors Corp.**         Director                     2/97 - Present

                                Mellon Bond Associates, LLP+          Trustee                      1/98 - Present
                                                                      Chairman                     1/98 - Present

                                Mellon Equity Associates, LLP+        Trustee                      1/98 - Present
                                                                      Chairman                     1/98 - Present

                                Mellon-France Corporation+            Director                     3/97 - Present

                                Laurel Capital Advisors+              Trustee                      3/97 - Present

Richard W. Sabo                 Founders Asset Management, LLC****    President                    12/98 - Present
Director                                                              Chief Executive Officer      12/98 - Present
                                Prudential Securities                 Senior Vice President        07/91 - 11/98
                                New York, NY                          Regional Director            07/91 - 11/98

Richard F. Syron                Thermo Electron                       President                    6/99 - Present
Director                        81 Wyman Street                       Chief Executive Officer      6/99 - Present
                                Waltham, MA 02454-9046

                                American Stock Exchange               Chairman                     4/94 - 6/99
                                86 Trinity Place                      Chief Executive Officer      4/94 - 6/99
                                New York, NY 10006

Mark N. Jacobs                  Dreyfus Investment                    Director                     4/97 - Present
Executive Vice President,       Advisors, Inc.++                      Secretary                    10/77 - 7/98
General Counsel,                The Dreyfus Trust Company+++          Director                     3/96 - Present
and Secretary

                                The TruePenny Corporation++           President                    10/98 - Present
                                                                      Director                     3/96 - Present

                                Dreyfus Service                       Director                     3/97 - 3/99
                                Organization, Inc.++

William T. Sandalls, Jr.        Dreyfus Transfer, Inc.                Chairman                     2/97 - Present
Executive Vice President        One American Express Plaza,
                                Providence, RI 02903

                                Dreyfus Service Corporation++         Director                     1/96 - 8/00
                                                                      Executive Vice President     2/97 - Present
                                                                      Chief Financial Officer      2/97 - 12/98

                                Dreyfus Investment                    Director                     1/96 - Present
                                Advisors, Inc.++                      Treasurer                    1/96 - 10/98

                                Dreyfus-Lincoln, Inc.                 Director                     12/96 - Present
                                4500 New Linden Hill Road             President                    1/97 - Present
                                Wilmington, DE 19808

                                Seven Six Seven Agency, Inc.++        Director                     1/96 - 10/98
                                                                      Treasurer                    10/96 - 10/98

                                The Dreyfus Consumer                  Director                     1/96 - Present
                                Credit Corp.++                        Vice President               1/96 - Present
                                                                      Treasurer                    1/97 - 10/98

                                The Dreyfus Trust Company +++         Director                     1/96 - Present

                                Dreyfus Service Organization,         Treasurer                    10/96 - 3/99
                                Inc.++

                                Dreyfus Insurance Agency of           Director                     5/97 - 3/99
                                Massachusetts, Inc.++++               Treasurer                    5/97 - 3/99
                                                                      Executive Vice President     5/97 - 3/99

Diane P. Durnin                 Dreyfus Service Corporation++         Senior Vice President -      5/95 - 3/99
Senior Vice President                                                 Marketing and Advertising

Patrice M. Kozlowski            None
Senior Vice President -
Corporate Communications

William H. Maresca              The Dreyfus Trust Company+++          Chief Financial Officer      3/99 - Present
Controller                                                            Treasurer                    9/98 - Present
                                                                      Director                     3/97 - Present

                                Dreyfus Service Corporation++         Chief Financial Officer      12/98 - Present
                                                                      Director                     8/00 - Present

                                Dreyfus Consumer Credit Corp. ++      Treasurer                    10/98 - Present

                                Dreyfus Investment                    Treasurer                    10/98 - Present
                                Advisors, Inc. ++

                                Dreyfus-Lincoln, Inc.                 Vice President               10/98 - Present
                                4500 New Linden Hill Road
                                Wilmington, DE 19808

                                The TruePenny Corporation++           Vice President               10/98 - Present

                                Dreyfus Precious Metals, Inc. +++     Treasurer                    10/98 - 12/98

                                The Trotwood Corporation++            Vice President               10/98 - Present

                                Trotwood Hunters Corporation++        Vice President               10/98 - Present

                                Trotwood Hunters Site A Corp. ++      Vice President               10/98 - Present

                                Dreyfus Transfer, Inc.                Chief Financial Officer      5/98 - Present
                                One American Express Plaza,
                                Providence, RI 02903

                                Dreyfus Service                       Treasurer                    3/99 - Present
                                Organization, Inc.++                  Assistant  Treasurer         3/93 - 3/99

                                Dreyfus Insurance Agency of           Assistant Treasurer          5/98 - Present
                                Massachusetts, Inc.++++

Mary Beth Leibig                None
Vice Present -
Human Resources

Theodore A. Schachar            Dreyfus Service Corporation++         Vice President -Tax          10/96 - Present
Vice President - Tax

                                The Dreyfus Consumer Credit           Chairman                     6/99 - Present
                                Corporation ++                        President                    6/99 - Present

                                Dreyfus Investment Advisors,          Vice President - Tax         10/96 - Present
                                Inc.++

                                Dreyfus Precious Metals, Inc. +++     Vice President - Tax         10/96 - 12/98

                                Dreyfus Service Organization,         Vice President - Tax         10/96 - Present
                                Inc.++

Wendy H. Strutt                 None
Vice President

Raymond Van Cott                Mellon Financial Corporation+         Vice President               7/98 - Present
Vice President -
Information Systems

                                Computer Sciences Corporation         Vice President               1/96 - 7/98
                                El Segundo, CA

James Bitetto                   The TruePenny Corporation++           Secretary                    9/98 - Present
Assistant Secretary
                                Dreyfus Service Corporation++         Assistant Secretary          8/98 - Present

                                Dreyfus Investment                    Assistant Secretary          7/98 - Present
                                Advisors, Inc.++

                                Dreyfus Service                       Assistant Secretary          7/98 - Present
                                Organization, Inc.++

Steven F. Newman                Dreyfus Transfer, Inc.                Vice President               2/97 - Present
Assistant Secretary             One American Express Plaza            Director                     2/97 - Present
                                Providence, RI 02903                  Secretary                    2/97 - Present

                                Dreyfus Service                       Secretary                    7/98 - Present
                                Organization, Inc.++                  Assistant Secretary          5/98 - 7/98

____________________

*    The address of the business so indicated is One Boston Place, Boston,
     Massachusetts 02108.

**   The address of the business so indicated is One Bush Street, Suite 450, San
     Francisco, California 94104.

***  The address of the business so indicated is 595 Market Street, Suite 3000,
     San Francisco, California 94105.

**** The address of the business so indicated is 2930 East Third Avenue, Denver,
     Colorado 80206.

+    The address of the business so indicated is One Mellon Bank Center,
     Pittsburgh, Pennsylvania 15258.

++   The address of the business so indicated is 200 Park Avenue, New York, New
     York 10166.

+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard,
     Uniondale, New York 11556-0144.

++++ The address of the business so indicated is 53 State Street, Boston,
     Massachusetts 02109.
Item 26(b).	Business and Other Connections of Sub-investment Adviser

           Registrant is fulfilling the requirement of this Item 26(b) to provide a list of the officers and directors of Founders Asset Management LLC, the sub-investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Founders Asset Management LLC or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Founders Asset Management LLC (SEC File No. 801-55220).

Item 27.	Principal Underwriters

           (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)	Dreyfus A Bonds Plus, Inc.

2)	Dreyfus Appreciation Fund, Inc.

3)	Dreyfus Balanced Fund, Inc.

4)	Dreyfus BASIC GNMA Fund

5)	Dreyfus BASIC Money Market Fund, Inc.

6)	Dreyfus BASIC Municipal Fund, Inc.

7)	Dreyfus BASIC U.S. Government Money Market Fund

8)	Dreyfus California Intermediate Municipal Bond Fund

9)	Dreyfus California Tax Exempt Bond Fund, Inc.

10)	Dreyfus California Tax Exempt Money Market Fund

11)	Dreyfus Cash Management

12)	Dreyfus Cash Management Plus, Inc.

13)	Dreyfus Connecticut Intermediate Municipal Bond Fund

14)	Dreyfus Connecticut Municipal Money Market Fund, Inc.

15)	Dreyfus Florida Intermediate Municipal Bond Fund

16)	Dreyfus Florida Municipal Money Market Fund

17)	Dreyfus Founders Funds, Inc.

18)	The Dreyfus Fund Incorporated

19)	Dreyfus GNMA Fund, Inc.

20)	Dreyfus Government Cash Management Funds

21)	Dreyfus Growth and Income Fund, Inc.

22)	Dreyfus Growth and Value Funds, Inc.

23)	Dreyfus Growth Opportunity Fund, Inc.

24)	Dreyfus Premier Fixed Income Funds

25)	Dreyfus Index Funds, Inc.

26)	Dreyfus Institutional Money Market Fund

27)	Dreyfus Institutional Preferred Money Market Funds

28)	Dreyfus Institutional Short Term Treasury Fund

29)	Dreyfus Insured Municipal Bond Fund, Inc.

30)	Dreyfus Intermediate Municipal Bond Fund, Inc.

31)	Dreyfus International Funds, Inc.

32)	Dreyfus Investment Grade Bond Funds, Inc.

33)	Dreyfus Investment Portfolios

34)	The Dreyfus/Laurel Funds, Inc.

35)	The Dreyfus/Laurel Funds Trust

36)	The Dreyfus/Laurel Tax-Free Municipal Funds

37)	Dreyfus LifeTime Portfolios, Inc.

38)	Dreyfus Liquid Assets, Inc.

39)	Dreyfus Massachusetts Intermediate Municipal Bond Fund

40)	Dreyfus Massachusetts Municipal Money Market Fund

41)	Dreyfus Massachusetts Tax Exempt Bond Fund

42)	Dreyfus MidCap Index Fund

43)	Dreyfus Money Market Instruments, Inc.

44)	Dreyfus Municipal Bond Fund, Inc.

45)	Dreyfus Municipal Cash Management Plus

46)	Dreyfus Municipal Money Market Fund, Inc.

47)	Dreyfus New Jersey Intermediate Municipal Bond Fund

48)	Dreyfus New Jersey Municipal Bond Fund, Inc.

49)	Dreyfus New Jersey Municipal Money Market Fund, Inc.

50)	Dreyfus New Leaders Fund, Inc.

51)	Dreyfus New York Municipal Cash Management

52)	Dreyfus New York Tax Exempt Bond Fund, Inc.

53)	Dreyfus New York Tax Exempt Intermediate Bond Fund

54)	Dreyfus New York Tax Exempt Money Market Fund

55)	Dreyfus U.S. Treasury Intermediate Term Fund

56)	Dreyfus U.S. Treasury Long Term Fund

57)	Dreyfus 100% U.S. Treasury Money Market Fund

58)	Dreyfus Pennsylvania Intermediate Municipal Bond Fund

59)	Dreyfus Pennsylvania Municipal Money Market Fund

60)	Dreyfus Premier California Municipal Bond Fund

61)	Dreyfus Premier Equity Funds, Inc.

62)	Dreyfus Premier International Funds, Inc.

63)	Dreyfus Premier GNMA Fund

64)	Dreyfus Premier Opportunity Funds

65)	Dreyfus Premier Worldwide Growth Fund, Inc.

66)	Dreyfus Premier Municipal Bond Fund

67)	Dreyfus Premier New York Municipal Bond Fund

68)	Dreyfus Premier State Municipal Bond Fund

69)	Dreyfus Premier Value Equity Funds

70)	Dreyfus Short-Intermediate Government Fund

71)	Dreyfus Short-Intermediate Municipal Bond Fund

72)	The Dreyfus Socially Responsible Growth Fund, Inc.

73)	Dreyfus Stock Index Fund

74)	Dreyfus Tax Exempt Cash Management

75)	The Dreyfus Premier Third Century Fund, Inc.

76)	Dreyfus Treasury Cash Management

77)	Dreyfus Treasury Prime Cash Management

78)	Dreyfus Variable Investment Fund

79)	Dreyfus Worldwide Dollar Money Market Fund, Inc.

80)	General California Municipal Bond Fund, Inc.

81)	General California Municipal Money Market Fund

82)	General Government Securities Money Market Funds, Inc.

83)	General Money Market Fund, Inc.

84)	General Municipal Bond Fund, Inc.

85)	General Municipal Money Market Funds, Inc.

86)	General New York Municipal Bond Fund, Inc.

87)	General New York Municipal Money Market Fund

(b)

Thomas F. Eggers *            Chief Executive Officer and Chairman of the Board    None

J. David Officer *            President and Director                               None

Stephen Burke *               Executive Vice President and Director                None

Charles Cardona *             Executive Vice President and Director                None

Anthony DeVivio **            Executive Vice President and Director                None

Jude C. Metcalfe **           Executive Vice President                             None

Michael Millard **            Executive Vice President and Director                None

David K. Mossman **           Executive Vice President                             None

Jeffrey N. Nachman ***        Executive Vice President and Chief Operations        None
                              Officer

William T. Sandalls, Jr. *    Executive Vice President                             None

William H. Maresca *          Chief Financial Officer and Director                 None

James Book ****               Senior Vice President                                None

Ken Bradle **                 Senior Vice President                                None

Stephen R. Byers *            Senior Vice President                                None

Joseph Connolly *             Senior Vice President                                Vice President and
                                                                                   Treasurer

Joseph Eck +                  Senior Vice President                                None

William Glenn *               Senior Vice President                                None

Lawrence S. Kash *            Senior Vice President                                None

Bradley Skapyak *             Senior Vice President                                None

Jane Knight *                 Chief Legal Officer and Secretary                    None

Stephen Storen *              Chief Compliance Officer                             None

Jeffrey Cannizzaro *          Vice President - Compliance                          None

John Geli **                  Vice President                                       None

Maria Georgopoulos *          Vice President - Facilities Management               None

William Germenis **           Vice President - Compliance                          None

Walter T. Harris *            Vice President                                       None

Janice Hayles *               Vice President                                       None

Hal Marshall *                Vice President - Compliance                          None

Paul Molloy *                 Vice President                                       None

B.J. Ralston **               Vice President                                       None

Theodore A. Schachar *        Vice President - Tax                                 None

James Windels *               Vice President                                       None

James Bitetto *               Assistant Secretary                                  None

Ronald Jamison *              Assistant Secretary                                  None

*    Principal business address is 200 Park Avenue, New York, NY 10166.

**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY
     11556-0144.

***  Principal Business address is 6500 Wilshire Boulevard, 8th Floor, Los
     Angles, CA 90048.

**** Principal business address is One Mellon Bank Center, Pittsburgh, PA
     15258.

+    Principal business address is One Boston Place, Boston, MA 02108.
Item 28.	Location of Accounts and Records

1.	Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, Pennsylvania 15258

2.	Dreyfus Transfer, Inc. P.O. Box 9671 Providence, Rhode Island 02940-9671

3.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

4.	Founders Asset Management LLC Founders Financial Center 2930 East Third Avenue Denver, Colorado 80206

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 21st day of December, 2001.

DREYFUS PREMIER OPPORTUNITY FUNDS BY: /s/ Stephen E. Canter* Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Signatures                    Title                         Date
             ----------                    -----                         ----

/s/Stephen E. Canter*              President (Principal Executive       12/21/01
-----------------------------      Officer)
Stephen E. Canter

/s/James Windels*                  Treasurer (Principal Financial       12/21/01
-----------------------------      and Accounting Officer)
James Windels

/s/Joseph S. DiMartino*            Chairman of the Board                12/21/01
-----------------------------
Joseph S. DiMartino

/s/Lucy Wilson Benson*             Board Member                         12/21/01
-----------------------------
Lucy Wilson Benson

/s/Clifford L. Alexander Jr.*      Board Member                         12/21/01
-----------------------------
Clifford L. Alexander Jr.

*By:     /S/Jeff S. Prusnofsky
         ---------------------
         Jeff S. Prusnofsky
         Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

(d)(1) (e) (h) (j)	Management Agreement Distribution Agreement Shareholder Services Plan Consent of Independent Auditors